VINTAGE MUTUAL FUNDS, INC.


                                  EXHIBIT # 19


                                POWER OF ATTORNEY

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                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints Mark A. McClurg and David W. Miles, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission on behalf of Vintage Mutual Funds, Inc., pursuant to the Securities Act of 1933, the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

    SIGNATURE                           TITLE                 DATE

 /s/ Mark A. McClurg______________    President     ________03/20/98___________
     Mark A. McClurg
 /s/_Ruth L. Prochaska____________    Secretary     ________03/20/98___________
     Ruth L. Prochaska
 /s/ Karen Branding_______________    Director      ________03/20/98___________
     Karen Branding
 /s/ Lu Farber____________________    Director      ________03/20/98___________
     Lu Farber
 /s/ Barbara P. Hazlehurst________    Director      ________03/20/98___________
     Barbara P. Hazlehurst
 /s/ William J. Howard____________    Director      ________03/20/98___________
     William J. Howard
 /s/ Debra L. Johnson_____________    Director      ________03/20/98___________
     Debra L. Johnson
 /s/ Fred Lorber__________________    Director      ________03/20/98___________
     Fred Lorber
 /s/ Edward J. Stanek_____________    Director      ________03/20/98___________
     Edward J. Stanek
 /s/ John G. Taft_________________    Director      ________03/20/98___________
     John G. Taft
 /s/ Steven Zumback_______________    Director      ________03/20/98___________
     Steven Zumbach

         Sworn to and subscribed before me this 20th day of March, 1998.